UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 9, 2007
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HD PARTNERS ACQUISITION CORPORATION
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(Exact Name of Registrant as Specified in Charter)

Delaware	001-32890	20-3893077
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(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2601 Ocean Park Boulevard Santa Monica, California
90405
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(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (310) 209-8308
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Not Applicable
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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 9, 2007 HD Partners Acquisition Corporation (the “Company”) entered into an agreement (the “Agreement”) with its financial advisor, Morgan Joseph & Co. Inc. (“Morgan Joseph”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement. The Agreement is attached hereto as Exhibit 10.1.

The Company previously entered into an Asset Purchase Agreement and Key Definitions Agreement, each dated as of May 30, 2007, with the National Hot Rod Association (the “Association”), whereby the Company proposes to acquire (the “Acquisition”) substantially all the professional drag racing assets of the Association, including but not limited to, the NHRA POWERade Drag Racing Series, four (4) NHRA-owned racetracks, a long term lease, including leasehold improvements, to a fifth racetrack, the Association’s headquarters building, the Association’s video and photo archives, and a broad set of commercialization rights related to the NHRA brand and NHRA media assets, and assume certain liabilities related to such professional drag racing assets.

The Company has filed its Proxy Statement with the SEC describing the terms of the Acquisition on July 17, 2007, subsequently amended on September 11, 2007 and October 11, 2007.

Pursuant to the terms of the Agreement, at any time prior to the consummation of the Acquisition, the Company, with the assistance of Morgan Joseph, may, from time to time, assist or seek to facilitate the sale of shares of the Company’s common stock (the “Common Stock”) by current holders of the Common Stock to third party purchasers. In connection with such transactions the Company and Morgan Joseph may seek to identify current holders wishing to sell Common Stock and potential third party purchasers. Further, in connection with such sales, Morgan Joseph may receive customary brokerage commissions from the parties to any such sale, but shall not receive any consideration in respect thereof from the Company. In so assisting or seeking to facilitate the sale or purchase of shares of the Company’s Common Stock, potential third party purchasers or potential sellers may also buy or sell Units or Warrants to purchase Common Stock. In addition, Morgan Joseph has advised the Company that, from time to time and subject to applicable regulations, it may purchase Common Stock for its own account in the open market.

About the Company

The Company was formed for the specific purpose of consummating a business combination in the media, entertainment and/or telecommunications industries. In June 2006, the Company raised $150 million in its initial public offering. The Company was formed by Eddy Hartenstein, Robert Meyers, Larry Chapman, Steve Cox and Bruce Lederman, each of whom played senior roles in building DIRECTV to a business with over 12 million subscribers and over $7.7B in annual revenue. Mr. Hartenstein served as President of DIRECTV from its formation in 1990 through 2001, and Chairman and CEO from 2003-2003, and was responsible for assembling its management team and guiding its strategic efforts to establish DIRECTV as the world’s leading digital television service.

Forward-looking Statements
This Current Report may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about the Company, the Association and their combined business after completion of the proposed acquisition. Forward-looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of the Company’s and the Association’s management, are subject to risks and uncertainties, which could cause actual results to differ from the forward looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the failure of the Company’s stockholders to approve the asset purchase agreement and the transactions contemplated thereby; the number and percentage of the Company stockholders voting against the acquisition; changing interpretations of generally accepted accounting principles; continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the businesses in which the Association is engaged; demand for the products and services that the Association provides, general economic conditions; geopolitical events and regulatory changes, as well as other relevant risks detailed in the Company’s filings with the Securities and Exchange Commission. The information set forth herein should be read in light of such risks. Neither the Company nor the Association assumes any obligation to update the information contained in this press release.

Additional Information and Where to Find It

In connection with the proposed acquisition and required stockholder approval, the Company will file with the Securities and Exchange Commission a proxy statement which will be mailed to the stockholders of the Company. The Company’s stockholders are urged to read the proxy statement and other relevant materials when they become available as they will contain important information about the acquisition of assets from the Association and the related transactions. The Company’s stockholders will be able to obtain a free copy of such filings at the Securities and Exchange Commission’s internet site (http://www.sec.gov). Copies of such filings can also be obtained, without charge, by directing a request to HD Partners Acquisition Corporation, 2601 Ocean Park Blvd., Suite 320, Santa Monica, California 90405.

The Company and its officers and directors may be deemed to have participated in the solicitation of proxies from the Company’s stockholders in favor of the approval of the acquisition and related transactions. Information concerning the Company’s directors and executive officers is set forth in the publicly filed documents of the Company. Stockholders may obtain more detailed information regarding the direct and indirect interests of the Company and its directors and executive officers in the acquisition and related private placement financing by reading the preliminary and definitive proxy statements regarding the merger and private placement financing, which will be filed with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

10.1	Agreement between HD Partners Acquisition Corporation and Morgan Joseph & Co. Inc. dated November 9, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 9, 2007

HD PARTNERS ACQUISITION CORPORATION

By: /s/ Bruce Lederman
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Bruce Lederman
Executive Vice President